SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                        ___________________


  Date of Report (Date of earliest event reported) September 17, 2002

                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                   25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                       Identification No.)


   2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
  (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code (412) 429-0673

        _________________________________________________________
     (Former name or former address, if changes since last report.)



Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation D Disclosure.
          On September 17, 2002, the Company's two directors met via teleconference. They determined that it was in the best interest of the Company to replace Michael P. Thompson as interim chief executive officer with Stan Cottrell, a member of the board of directors. Paul Stagg, the other member of the board of directors, appointed Mr. Cottrell as chief executive officer effective immediately.

Item 6.   Resignations of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired -
               Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Not Applicable

Item 8.   Change in Fiscal Year.
          Not applicable

Item 9.   Regulation FD Disclosure.
          Not applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Stan Cottrell
                                            Stan Cottrell,
                                            CEO, Director

                                        /s/ Paul W. Stagg
                                            Paul W. Stagg, Director


DATED:  September 18, 2002